                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        DATE OF REPORT: DECEMBER 18, 2001
                        (Date of earliest event reported)




                             GENOMIC SOLUTIONS INC.
             (Exact name of registrant as specified in its charter)




      DELAWARE                           COMMISSION FILE NO. 000-30549                           38-3383038
(State of incorporation)                                                                    (IRS Employer I.D. No.)
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                               4355 VARSITY DRIVE
                                     SUITE E
                            ANN ARBOR, MICHIGAN 48108
                    (Address of principal executive offices)



                                 (734) 975-4800
              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 18, 2001, Genomic Solutions Inc. ("Genomic") completed the acquisition of Cartesian Technologies, Inc. ("Cartesian") contemplated by that certain Amended and Restated Agreement and Plan of Merger dated September 28,
2001 (the "Merger Agreement") by and among Genomic, Cartesian Acquiring
Corporation ("CAC"), a wholly owned subsidiary of Genomic, Cartesian, and certain stockholders of Cartesian, pursuant to which, among other things, Cartesian merged into CAC with Cartesian thereupon becoming a wholly-owned subsidiary of Genomic (the "Merger").

         As a result of the Merger, each outstanding share of Cartesian common stock, $.001 par value per share, was converted into the right to receive
4.16682 shares of Genomic common stock, $.001 par value per share, and approximately $0.438970213 per share.

         The Merger will be accounted for as a purchase.

         The foregoing description of the Merger and Merger Agreement is qualified in its entirety by reference to the Merger Agreement appearing in the Joint Proxy Statement/Prospectus dated December 4, 2001, constituting a part of the Registration Statement on Form S-4/A (No. 333-71440) filed by Genomic with the Securities and Exchange Commission on December 3, 2001 (the "Registration
Statement").


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)-(b) Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information have been filed with the Securities and Exchange
                  Commission as part of the Registration Statement.

         (c)      Exhibits

         2.1      Amended and Restated Agreement and Plan of Merger dated
                  September 28, 2001 by and among Genomic Solutions Inc.,
                  Cartesian Acquiring Corporation, Cartesian Technologies, Inc., and certain stockholders of Cartesian Technologies, Inc.
                  (incorporated by reference to Appendix A to the Joint Proxy
                  Statement/Prospectus included in the Registration Statement).

         99.1     Press release dated December 18, 2001

         99.2     Press release dated December 20, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GENOMIC SOLUTIONS INC.,
                                               a Delaware corporation


Date:  December 21, 2001              By:      /s/ Steven J. Richvalsky
                                               --------------------------
                                               Steven J. Richvalsky
                                      Its:     Executive Vice President
                                               and Chief Financial Officer



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                                  EXHIBIT INDEX


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
Exhibit                                                                                             Filed
Number             Description                                                                    Herewith
------             -----------                                                                    --------
2.1                Amended and Restated Agreement and Plan of Merger dated
                   September 28, 2001 among Genomic Solutions Inc., Cartesian
                   Acquiring Corporation, Cartesian Technologies, Inc., and
                   certain stockholders of Cartesian Technologies, Inc.
                   (incorporated by reference to Appendix A to the Joint Proxy
                   Statement/Prospectus included in the Registration Statement).

99.1               Press Release dated December 18, 2001                                              X

99.2               Press Release dated December 20, 2001                                              X
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